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Ultimus Managers Trust

Westwood Quality MidCap Fund

Summary Prospectus | February 28, 2023

Ticker: Institutional Shares — WWMCX

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://westwoodgroup.com/product/quality-midcap-fund/. You can also get this information at no cost by calling 1-877-FUND-WHG (1-877-386-3944) or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated February 28, 2023, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Fund Investment Objective

The investment objective of the Westwood Quality MidCap Fund (the “Fund” or the “MidCap Fund”) is to seek long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares
Management Fees		0.58%
Other Expenses		19.68%
Administrative Services Plan Fees	0.20%
Other Operating Expenses	19.48%
Total Annual Fund Operating Expenses		20.26%
Less Fee Reductions and/or Expense Reimbursements[1]		(19.68)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements		0.58%

1	Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, Rule 12b-1 distribution fees (if any), administrative servicing fees (if any), borrowing expenses such as dividend and interest expenses on securities sold short, acquired fund fees and expenses, cost to organize the Fund, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.58% of the Fund’s Institutional Shares’ average daily net assets until March 1, 2024. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Ultimus Managers Trust (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on March 1, 2024. This agreement will terminate automatically if the Fund’s investment advisory agreement with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect only until March 1, 2024. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$80	$3,683	$6,270	$9,981

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2022, the portfolio turnover rate of the Fund was 96% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of mid-cap companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund considers mid-cap companies to be those companies within the market capitalization range of the Russell Midcap® Index at the time of initial purchase. While the market capitalization range of the Russell Midcap® Index changes throughout the year, as of the most recent annual reconstitution of the index on December 31, 2022, the market capitalization range of the companies in the index was between $652.98 million and $52.82 billion. The Fund seeks to achieve its investment objective by investing primarily in equity securities of companies which the Adviser believes are undervalued in relation to the broader market, employ superior business models compared to their competition, and possess strong balance sheets and free cash flow. The equity securities in which the Fund invests are primarily common stocks, public real estate investment trusts (“REITs”), and master limited partnerships (“MLPs”). The Fund’s investments in REITs include commercial property REITs and residential mortgage REITs. The Fund’s investments in MLPs will primarily be within the broad energy sector and include MLPs in transportation and shipping, storage, processing, refining, marketing, exploration, production, and mining.

Under normal conditions, the Fund invests in approximately 50-80 securities that are well-diversified among market sectors. The Adviser utilizes a value style of investing to select equity securities for the Fund that it believes are undervalued, generally maintain high-quality characteristics, and offers an attractive risk-adjusted return opportunity. The Adviser considers both valuation and quality metrics in absolute terms, as well as on a relative basis compared to the companies comprising the Russell Midcap® Value Index. The Adviser identifies undervalued securities by evaluating the current intrinsic value of a company’s current and future potential earnings, free cash flow, revenue, and return on capital. The Adviser also emphasizes high quality companies as part of the principal investment strategy and considers investing in companies that maintain conservative balance sheets with lower levels of debt, attractive return of equity, strong management teams, and competitive advantages in their respective industry or sector. As it pertains to the Adviser’s emphasis on risk-adjusted returns, the qualitative and quantitative assessment of absolute downside risk for each individual security is paramount when selecting securities for the Fund in an effort to outperform the Index in down markets.

As the Adviser constructs the Fund’s portfolio, it does not have set allocations for common stocks, REITs, or MLPs, nor does it focus on any particular industry or sector. Sector weights are a residual of bottom-up portfolio construction and are limited to 25% to any one sector on an absolute basis as a component of the inherent risk controls embedded in the process. As the

Adviser evaluates each investment opportunity, it applies the same value investing criteria regardless of the security type and constructs the portfolio by selecting those securities with the most attractive value factors described above regardless of security type, sector, or industry. The Fund will not invest more than 25% of its assets in MLPs. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target or a change to a company’s fundamentals that negatively impacts the original investment thesis. The Adviser will not necessarily sell a security that has depreciated below the stated market capitalization defined above.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Energy Sector Risk – Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims. Issuers in the energy sector may also be impacted by changing investor and consumer preferences arising from the sector’s potential exposure to sustainability and environmental concerns.

Mid-Capitalization Company Risk – The mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Investment Style Risk – If the Adviser’s assessment of market conditions, or a company’s value or its prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any military action, epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

REIT Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

MLP Risk – MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry or industries, such as the energy industries, the MLP will be negatively impacted by economic events adversely impacting that industry or industries. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

Energy companies are affected by worldwide energy prices and costs related to energy production. These companies may have significant operations in areas at risk for natural disasters, social unrest and environmental damage. These companies may also be at risk for increased government regulation and intervention, energy conservation efforts, litigation and negative publicity and perception.

Value Investing Risk – Investments in value stocks present the risk that a stock may decline in value or never reach the value the Adviser believes is its full market value. In addition, the Fund’s value investment style may go out of favor with investors.

Management Style Risk – The portfolio manager’s method of security selection may not be successful and the Fund may underperform relative to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated.

New Fund Risk – The Fund was formed in 2021 and has a limited operating history. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy or growing to an economically viable size.

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Institutional Shares of the Fund from year-to-year and by showing how the average annual returns for 1-year and since inception of the Fund compare with those of the Russell Midcap Value Index. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

Calendar Year Returns*

* The Fund’s year-to-date return through December 31, 2022 was (7.87)%.

BEST QUARTER	WORST QUARTER
10.18%	(11.75)%
(12/31/2022)	(6/30/2022)

Average Annual Total Returns for Periods Ended December 31, 2022

This table compares the Fund’s Institutional Shares’ average annual total returns for the periods ended December 31, 2022 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Westwood Quality MidCap Fund – Institutional	1 Year	Since Inception (November 30, 2021)
Fund Returns Before Taxes	(7.87)%	(1.99)%
Fund Returns After Taxes on Distributions	(8.20)%	(2.31)%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	(4.47)%	(1.54)%
Russell MidCap Value Index (reflects no deduction for fees, expenses, or taxes)	(12.03)%	(6.01)%

Investment Adviser

Westwood Management Corp. is the Fund’s investment adviser.

Portfolio Managers

The Fund is managed by a portfolio team. The professionals primarily responsible for the day-to-day management of the Fund are as follows:

Mr. Trip Rodgers, CFA, Senior Vice President, Senior Research Analyst, has managed the Fund since its inception in 2021.

Ms. Lauren Hill, CFA, Senior Vice President, Research Analyst & Portfolio Manager, has managed the Fund since its inception in 2021.

Mr. Matthew Na, CFA, Vice President, Research Analyst and Portfolio Manager, has managed the Fund since February 28, 2023.

Purchase and Sale of Fund Shares

To purchase Institutional Shares of a Fund for the first time, you must invest at least $100,000. There is no minimum for subsequent investments.

Institutional Shares of the Funds are offered exclusively to:

•	certain retirement plans established for the benefit of employees and former employees of the Adviser or its affiliates;
•	defined benefit retirement plans, endowments or foundations;
•	banks and trust companies or law firms acting as trustee or manager for trust accounts;
•	investors who purchase shares through asset-based fee programs available through financial intermediaries;
•	insurance companies; and
•	Institutional Shares shareholders purchasing Institutional Shares through the reinvestment of dividends or other distributions.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Funds directly by mail at Westwood Funds, 4221 N. 203rd Street, Suite 100, Elkhorn, NE 68022 or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

Tax Information

Each Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.